UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2002

American Axle & Manufacturing Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-14303	38-3161171
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

1840 Holbrook Avenue, Detroit, Michigan 48212

(Address of principal executive offices)

Registrant’s telephone number: (313) 974-2000

Item 5. Other Events

      Attached as Exhibit (99) is (i) “Financials — Management’s Discussion and Analysis,” (ii) “Financials — Consolidated Financial Statements,” “Financials — Notes to Consolidated Financial Statements,” as of December 31, 2001 and 2000 and for each of the years ended December 31, 2001, 2000 and 1999 and (iii) “Selected Consolidated Financial and Other Data. Seven-Year Financial Summary.”

      Exhibits

(23)	Consent of Deloitte & Touche LLP

(99)	Financials — Management’s Discussion and Analysis.

Financials — Consolidated Financial Statements and Financials — Notes to Consolidated Financial Statements as of December 31, 2001 and 2000 and for each of the years ended December 31, 2001, 2000 and 1999.

Selected Consolidated Financial and Other Data. Seven-Year Financial Summary.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ ROBIN J. ADAMS

Name: Robin J. Adams

Title:	Executive Vice President — Finance and Chief Financial Officer (Chief Accounting Officer)

Date: March 12, 2002

INDEX TO EXHIBITS

Exhibit
Number	Exhibit

(23)	Consent of Deloitte & Touche LLP
(99)	Financials — Management’s Discussion and Analysis.
Financials — Consolidated Financial Statements and Financials — Notes to Consolidated Financial Statements as of December 31, 2001 and 2000 and for each of the years ended December 31, 2001, 2000 and 1999.
Selected Consolidated Financial and Other Data. Seven-Year Financial Summary.